                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                                 OCTOBER 7, 2004


                          STURM, RUGER & COMPANY, INC.
             (Exact Name of Registrant as Specified in its Charter)




           DELAWARE                      001-10435             06-0633559
(State or Other Jurisdiction of  (Commission File Number)    (IRS Employer
        Incorporation)                                    Identification Number)


              ONE LACEY PLACE, SOUTHPORT, CONNECTICUT   06890
            (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number, including area code (203) 259-7843


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS

      On October 8, 2004, the Company issued a press release announcing the retirement of General P.X. Kelley from the Company's Board of Directors as of October 7, 2004. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    STURM, RUGER & COMPANY, INC.



                                    By:  S/THOMAS A. DINEEN
                                         ---------------------------------------
                                         Name:  Thomas A. Dineen
                                         Title: Principal Financial Officer,
                                                Treasurer and Chief Financial
                                                Officer


Dated:  October 8, 2004

                                           INDEX TO EXHIBITS

      EXHIBIT NUMBER                               DESCRIPTION
           99.1                     Press release of Sturm, Ruger & Company,
                                     Inc. dated October 8, 2004, announcing
                                      the retirement of General P.X. Kelley
                                    from the Company's Board of Directors as
                                               of October 7, 2004.


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